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                       Securities And Exchange Commission
                              Washington, DC 20549


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                                    FORM 8-K

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                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


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               Date of Report (Date of Earliest Event Reported):
                    September 23, 1999 (September 21, 1999)

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                            SUIZA FOODS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



Delaware                              1-12755                                 75-2559681
(State or Other Jurisdiction  (Commission File Number)  (IRS Employer Identification No.)
of  Incorporation)


                        2515 McKinney Avenue, Suite 1200
                              Dallas, Texas 75201
              (Address of Principal Executive Offices) (Zip Code)


                                 (214) 303-3400
              (Registrant's Telephone Number, Including Area Code)

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Item 5.    Other Events.

           On September 21, 1999, Suiza Foods Corporation (the "Company") issued a press release, a copy of which is filed herewith as Exhibit 99.1, announcing
(i) the Company's proposed acquisition (the "Proposed Transaction") of Southern Foods Group, L.P. pursuant to a joint venture with Dairy Farmers of America, and related events, and (ii) the resignation of Irwin Gordon, President and Chief Operating Officer. Also filed herewith as Exhibit 99.2 are the presentation materials used by the Company during investor meetings held on September 21, 1999 for the purpose of explaining the Proposed Transaction.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

           (c)    Exhibits

         Exhibit
         Number            Description
         -------           -----------
          99.1             Press Release dated September 21, 1999

          99.2             Investor Presentation Materials

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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated: September 22, 1999              SUIZA FOODS CORPORATION



                                             By:   /s/ LISA N. TYSON
                                                   ----------------------------
                                                   Lisa N. Tyson
                                                   Vice President and
                                                   Assistant General Counsel



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                                INDEX TO EXHIBITS

         Exhibit
         Number            Description
         -------           -----------
          99.1             Press Release dated September 21, 1999

          99.2             Investor Presentation Materials




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